SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2004

Pharmaceutical Formulations, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-11274 (Commission File Number)	22-2367644 (IRS Employer Identification No.)

460 Plainfield Avenue, Edison, New Jersey 08818
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: 732-985-7100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition

           The Company issued a press release regarding the second quarter fiscal 2004 financial results on August 23, 2004, a copy of which is attached as an exhibit.

ITEM 9.01      Financial Statements and Exhibits

           (c) Exhibits

99.1.	Press release issued on August 23, 2004 regarding quarterly and six month financial results and appointment of new Executive Vice President of Sales & Marketing.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL FORMULATIONS, INC. By: /s/ A. Ernest Toth, Jr. Name: A. Ernest Toth, Jr. Title: Vice President and Chief Financial Officer

Dated: August 24, 2004

EXHIBIT INDEX

99.1. Press release issued on August 23, 2004 regarding quarterly and six month financial results and appointment of new Executive Vice President of Sales & Marketing